2012 First Quarter Results April 24, 2012 © 2012 Total System Services, Inc. ® All rights reserved worldwide. Exhibit 99.2

Forward-Looking Statements
This presentation and comments made by management contain
forward-looking statements including, among others, statements regarding the expected future operating results of TSYS.  These statements are based on management’s current expectations and assumptions and are subject to risks, uncertainties and changes in circumstances.  Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-
looking terminology such as the words “believe,” “expect,” “anticipate,”
“intend,” “plan,” “estimate” or similar expressions.  Actual results may differ materially from those set forth in the forward-looking statements due to a variety of factors.  More information about these risks, uncertainties and factors may be found in TSYS’ 2011 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports
on Form 8-K.  TSYS does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise.

©2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Use of Non-GAAP Financial Measures
This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: revenues before reimbursable items; operating margin excluding reimbursable items; revenues measured on a
constant currency basis; free cash flow; and EBITDA. The most comparable GAAP measures to these measures are revenues;
operating margin; revenues; cash flows from operating activities; and
net income, respectively. Management uses these non-GAAP financial measures to assess the performance of TSYS’ core business. TSYS believes that these non-GAAP financial measures provide meaningful additional information about TSYS to assist investors in evaluating
TSYS’ operating results. These non-GAAP financial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-
GAAP financial measures used in this slide presentation are set forth in the Appendix to this slide presentation.

©2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Phil Tomlinson Chairman and Chief Executive Officer

Jim Lipham Chief Financial Officer

Consolidated Selected Financial Highlights

(in thousands, except per share data)
Total Revenues
$461,162 $  429,430 7.4%
Revenues Before Reimbursable Items
395,179 362,643 9.0
Operating Income
84,831 73,028 16.2
Net Income Attributable to TSYS
Common Shareholders
$56,395 $48,790 15.6
Total Cardholder Transactions (in millions)
2,276.1 1,952.8 16.6
Earnings Per Share Attributable to TSYS
Common Shareholders
$0.30 $0.25 18.6
1   Qtr
2012
1   Qtr
2011
Percent
Change
st st
©2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

2012 YTD Revenue Change
Revenues Before Reimbursable Items

Internal
Growth
New
Clients
Acquisitions
Lost
Business,
Non-recurring
Items and
Price
Compression
(3.4%)
Reported
Currency
(0.3%)
9.0%
7.0%
10%
15%
5%
0%
4.2%
1.5%
©2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Consolidated Accounts on
File Portfolio Summary
(in millions)

Mar
2012
Mar
2011
%
Change
Mar
2012
Dec
2011
%
Change
Consumer Credit
197.2 183.4 7.5 197.2 195.0 1.1
Government
Services
30.5 29.0 5.4 30.5 29.7 2.8
Retail
25.3 24.6 2.7 25.3 24.6 3.0
Total Consumer
253.0 237.0 6.8 253.0 249.3 1.5
Commercial
65.0 51.1 27.2 65.0 61.9 5.1
Other
9.4 6.3 48.4 9.4 7.9 18.7
Subtotal
327.4 294.4 11.2 327.4 319.1 2.6
Prepaid /
Stored Value
88.5 62.3 42.0 88.5 85.1 3.9
Total AOF
415.9 356.7 16.6 415.9 404.2 2.9
©2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Key Drivers
1Q 2012 Year Over Year
Segment Financial Highlights
• Strong organic growth
• Increased volumes
•
Volumes
– Accounts on file were 361.8 million
– Total cardholder transactions were 1,893.0 million,
an increase of 16.4%

©2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Revenues
$240.6 million
Excluding Reimbursables
$204.0 million
Operating Income
$68.2 million
Operating Margin
28.3%
Excluding Reimbursables
33.4%
Same Client Transactions
1,879.5 million
Increase of 15.6%
North America
Services

Key Drivers
1Q 2012 Year Over Year
Segment Financial Highlights
• Strong organic growth
• Conversion of new clients
• Dedication of more internal resources,
previously shared between our North America
and International segments
•
Volumes
– Accounts on file were 54.1 million
– Total cardholder transactions were 383.0 million, an
increase of 17.5%

©2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Revenues
$100.4 million
Excluding Reimbursables
$96.5 million
Constant currency basis
$101.5 million
Operating Income
$4.1 million
Operating Margin
4.1%
Excluding Reimbursables
4.3%
Same Client Transactions
352.7
million
Increase of 8.4%
International
Services

Key Drivers
1Q 2012 Year Over Year
Segment Financial Highlights
• Acquisition of TermNet
• Upward trends in transaction volumes
• Strong dollar volume growth in direct acquiring
•
Volumes
– Point-of-Sale Transactions were 1,219.7 million, an
increase of 1.1%
– Excluding deconverted clients, Point-of-Sale
Transactions increased 11.0%

Revenues
$125.5 million
Excluding Reimbursables
$98.4 million
Operating Income
$34.2 million
Operating Margin
27.3%
Excluding Reimbursables
34.8%
Merchant
Services
©2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

$600
$525
$450
$375
$300
$225
$150
$75
$0
$503
$433
$339
$231
$371
EBITDA
Cash flow from operations
Free cash flow
Net income
Ending cash

TSYS

Cash Flow Strength: 2012 TTM Consolidated Financial Highlights (in millions) 12 TTM = Trailing Twelve Months ©2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Appendix

Appendix Non-GAAP Reconciliation –
Revenues Before Reimbursable Items
Total Revenues $  461,162      $  429,430
Reimbursable Items 65,983 66,787
Revenues Before Reimbursable Items $   395,179 $   362,643
(in thousands)

Three Months Ended
3/31/12        3/31/11
©2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Appendix Non-GAAP Reconciliation – Segment
Operating Margin Excluding Reimbursable Items
North America International Merchant
(in thousands)

©2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Three Months Ended
3/31/12        3/31/11
Three Months Ended
3/31/12        3/31/11
Three Months Ended
3/31/12        3/31/11
Operating Income (a) $  68,173      $  55,200      $  4,113      $  11,025      $  34,219      $  26,923
Total Revenues (b) 240,599 230,558 100,360 90,710 125,518 115,756
Reimbursable Items 36,549 35,968 3,869 3,291 27,162 29,237
Revenues Before
Reimbursable Items(c) 204,050 194,590 96,491 87,419 98,356 86,519
Operating Margin (a)/(b) 28.33% 23.94% 4.10% 12.15% 27.26% 23.26%
Operating Margin Excluding Reimbursables (a)/(c) 33.41% 28.37% 4.26% 12.61% 34.79% 31.12%

Three
Months Ended
3/31/12        3/31/11
Percentage
Change
Appendix Non-GAAP Reconciliation –
Constant Currency
(1) Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.
(2) Reflects the impact of calculated changes in foreign currency rates from the comparable period.
(in thousands)

Consolidated:
Constant Currency (1) $ 462,251 $ 429,430 7.6%
Foreign Currency (2) (1,089) ---
Total Revenues 461,162 429,430 7.4%
International Services:
Constant Currency (1) $ 101,531 $ 90,710 11.9%
Foreign Currency (2) (1,171) ---
Total Revenues $100,360 $90,710 10.6%
©2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Appendix Non-GAAP Reconciliation – EBITDA
(in thousands)

Trailing Twelve
Months Ended
3/31/2012
Net Income $     230,894
Adjusted for:
Deduct: Equity in Income of Equity Investments (9,212)
Add: Income Taxes 106,995
Add: Nonoperating expense 5,582
Add: Depreciation and Amortization 168,970
EBITDA $    503,229
©2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Appendix Non-GAAP Reconciliation – Free Cash Flow
Trailing Twelve
Months Ended
3/31/2012
Cash Flows from Operating Activities $     432,745
Less:
Purchase of Property and Equipment (25,626)
Additions to Licensed Computer Software from Vendors (20,815)
Additions to Internally Developed Computer Software (17,839)
Additions to Contract Acquisition Costs (29,520)
Free Cash Flow $     338,945
(in thousands)

©2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.